SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

     Filed by the  registrant |X| Filed by a party other than the registrant |_|
       Check the appropriate box: |X| Preliminary proxy statement |_| Definitive proxy statement |_| Definitive additional materials |_|
          Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.
                (Name of Registrant as Specified in Its Charter)

                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

|X| $125 per Exchange Act Rule  0-11(c)(1)(ii),  14a-6(j)(2).  |_| $500 per each
party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)      Title of each class of securities to which transaction applies:



     (2)      Aggregate number of securities to which transactions applies:



     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


     (4)      Proposed maximum aggregate value of transaction:


         |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:



         (2)      Form, schedule or registration statement no.:


         (3)      Filing party:


         (4)      Date filed:

- --------
 1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.
                                 40 Elmont Road
                             Elmont, New York 11003



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                  TO BE HELD ON
                                 AUGUST 20, 1996



                  NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Global Telecommunication Solutions, Inc. ("Company"), will be held at ________________________, on Tuesday, August 20, 1996, at 10:00 a.m.,
for the following  purposes,  all as more fully  described in the attached Proxy
Statement:

     (i) To elect two Class II Directors, each to serve for the ensuing two-year period, and two Class III Directors, each to serve for the ensuing three-year period, and, in each case, until his respective successor is elected and qualified;

     (ii) To approve an amendment to the Company's 1994 Performance Equity Plan to increase the number of shares of Common Stock available for issuance upon exercise of options and other awards granted or which may be granted thereunder from 550,000 shares to 1,500,000 shares;

     (iii) To approve an amendment to the Company's Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance thereunder from 15,000,000 shares to 35,000,000 shares; and

     (iv) To transact such other business as may properly come before the Meeting and any and all adjournments thereof.

                  The transfer books will not be closed for the Meeting. The Board of Directors has fixed the close of business on July 8, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                  You are earnestly requested to date, sign and return the accompanying form of proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Meeting in person. The proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Meeting or any adjournment thereof. The prompt return of the proxy will be of assistance in preparing for the Meeting and your cooperation in this respect is appreciated. You are urged to read the attached Proxy Statement, which contains information relevant to the actions to be taken at the Meeting.

                                         By Order of the Board of Directors


                                        David S. Tobin
                                        Secretary



Elmont, New York
July 10, 1996

                    GLOBAL TELECOMMUNICATION SOLUTIONS, INC.



                                 PROXY STATEMENT




                               GENERAL INFORMATION

         This Proxy Statement is furnished to stockholders of Global Telecommunication Solutions, Inc. ("Company"), in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors for use in voting at the Annual Meeting of Stockholders ("Meeting") to be held at _________________, on Tuesday, August 20, 1996, and at any and all adjournments thereof.

         The Company's executive offices are located at 40 Elmont Road, Elmont, New York 11003. On or about July 10, 1996, this Proxy Statement and the accompanying form of proxy, together with a copy of the Annual Report of the Company for the year ended December 31, 1995, including financial statements, are to be mailed to each stockholder of record at the close of business on July 8, 1996.

Record Date and Outstanding Shares

         The Board of Directors has fixed the close of business on July 8, 1996 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. Only stockholders of record at the close of business on that date will be entitled to vote at the Meeting or any and all adjournments thereof. As of July 8, 1996, the Company has issued and outstanding 5,512,801 shares of Common Stock, comprising all of the Company's issued and outstanding voting stock. Each stockholder of the Company will be entitled to one vote for each share of Common Stock.

Solicitation and Revocation

         Proxies in the form enclosed are solicited by and on behalf of the Board of Directors. The persons named in the proxy have been designated as proxies by the Board of Directors. Any proxy given pursuant to such solicitation and received in time for the Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted "FOR" the election of the nominees listed below under Proposal I, "FOR" the approval of the amendment to the 1994 Performance Equity Plan ("1994 Plan") as described below under Proposal II, "FOR" the approval of the amendment to the Company's Certificate of Incorporation as described below under Proposal III, and in the discretion of the proxies named on the proxy card, with respect to any other matters properly brought before the meeting and any adjournments thereof. In such unanticipated event that any other matters are properly presented at the Meeting for action, the persons named in the proxy will vote the proxies in accordance with their best judgment. Any proxy given pursuant to this solicitation may be revoked by the stockholder at any time before it is exercised by written notification delivered to the Secretary of the Company, by voting in person at the Meeting, or by delivering another proxy bearing a later date. Attendance by a stockholder at the Meeting does not alone serve to revoke his or her proxy.

Quorum

         The presence, in person or by proxy, of a majority of the votes entitled to be cast at the Meeting will constitute a quorum at the Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker nonvote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker nonvote) will not be considered shares present and entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum.

Voting

         Under Proposal I, each Class II and Class III Director will be elected by a plurality of the votes cast at the Meeting with respect to the election of directors. "Plurality" means that the nominees who receive the highest number of votes will be elected as the Class II and Class III Directors of the Company for the ensuing two-year and three-year period, respectively. Consequently, any shares not voted "FOR" a particular nominee (because of either stockholder withholding or broker nonvote), will not be counted in such nominee's favor.

         Under Proposal II, the amendment to the 1994 Plan must be approved by the affirmative vote of the majority of votes cast at the Meeting. Shares deemed present at the Meeting but not entitled to vote on Proposal II (because of either stockholder withholding or broker nonvote) are not deemed "votes cast" with respect to such proposal and, therefore, will have no effect on such vote.

         Under Proposal III, the amendment to the Company's Certificate of Incorporation must be approved by the affirmative vote by the holders of a majority of the outstanding shares of Common Stock. Accordingly, abstentions from voting, stockholder withholdings and broker nonvotes with respect to Proposal III will have the same effect as a vote against the proposal.

Security Ownership of Certain Beneficial Owners

         The table and accompanying footnotes on the following pages set forth certain information as of July 8, 1996 with respect to the stock ownership of
(i) those persons or groups who beneficially own more than 5% of the Company's Common Stock, (ii) each director and director-nominee of the Company, (iii) the Company's Chief Executive Officer and each of the Company's next two most highly compensated executive officers whose individual compensation was $100,000 or greater in the year ended December 31, 1995, and (iv) all directors and executive officers of the Company as a group (based upon information furnished by such persons). The address for each of Messrs. Finkel and McCabe is 40 Elmont Road, Elmont, New York 11003 and for Mr. Wasserson is 5697 Rising Sun Avenue, Philadelphia, Pennsylvania 19120. The addresses for other holders are as indicated below.



                                                             Amount and Nature of                       Percent of
Name and Address of Beneficial Owner                        Beneficial Ownership(1)                 Outstanding Shares



Shelly Finkel......................................              887,736(2)                             15.7%

Gary J. Wasserson..................................              400,523(3)                              7.3%

John P. McCabe.....................................               43,334(4)                               *

Alan W. Kaufman....................................               20,000(5)                               *
      c/o Cheyenne Software, Inc.
      3 Expressway Plaza
      Roslyn Heights, New York 11577

Jack N. Tobin......................................               10,000(6)                               *
      7759 Highlands Circle
      Margate Florida 33063

Donald L. Ptalis...................................               27,294(7)                               *
      16 Ross Avenue
      Emerson, New Jersey 07630

Norton Herrick.....................................              333,000(8)                              6.0%
      7709 Wood Duck Drive
      Boca Raton, Florida 33434

Eli Oxenhorn.......................................              350,340(9)                              6.1%
      56 The Intervale
      Roslyn Estates, New York 11576

Barry Rubenstein...................................              383,338(10)                             6.7%
      39 Woodland Road
      Roslyn, New York 11576

Peoples Telephone Company, Inc.....................              636,866                                11.6%
      2300 N.W. 89th Place
      Miami, Florida 33172

Paul Silverstein...................................              582,500(11)                            10.5%
      32 Edgewood Avenue
      Larchmont, New York 10538

All executive officers and directors as a group (11
persons)...........................................           1,595,269(12)                             27.3%


- ------------------------------------

*        Less than 1%.

(1) A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days from the date of this report upon the exercise of options, warrants or convertible securities. Each beneficial owner's percentage ownership is determined by assuming that convertible securities, options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days of the date of this report have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(2)               Includes 50,000 shares of Common Stock issuable upon exercise of currently exercisable options and an aggregate of 92,618 shares of Common Stock issuable upon exercise of warrants issued in connection with the
                  Company's initial public offering ("IPO") in December 1994 and currently quoted on the
                  Nasdaq Small Cap Market ("Public Warrants").  See "1994 Performance


                                                   3




                  Equity Plan," "Other Options and Warrants," and "Certain Relationships and Related
                  Transactions -- General."

(3)               Includes 390,523 shares of Common Stock, all of which are owned jointly by
                  Mr. Wasserson and his spouse and 10,000 shares of Common Stock issuable upon exercise of currently exercisable options.  See "Certain Relationships and Related
                  Transactions -- The Global Link Acquisition."  Does not include 125,000 shares underlying options which become exercisable commencing in February 1997.  See
                  "Employment Agreements."

(4)               Represents 43,334 shares issuable upon exercise of currently exercisable options.
                  Does not include 66,666 shares underlying options which become exercisable commencing March 1997.  See "Employment Agreements."

(5)               Represents 20,000 shares of Common Stock issuable upon exercise of currently exercisable options.  See "1994 Performance Equity Plan."

(6)               Represents 10,000 shares of Common Stock issuable upon exercise of currently exercisable options.  See "1994 Performance Equity Plan."

(7) Includes 16,192 shares of Common Stock issuable upon conversion of $50,000 principal amount of Debentures, 379 shares of Common Stock issuable upon exercise of warrants issued in connection with such Debentures and 10,000 shares of Common Stock issuable upon exercise of currently exercisable options. See "Certain Relationships and Related Transactions -- The Global Link Acquisition."

(8)               Includes 233,000 shares of Common Stock issuable upon exercise of Public Warrants.

(9)               Includes 1,000 shares of Common Stock and 1,000 shares issuable upon exercise of
                  Public Warrants owned by Mr. Oxenhorn's son, of which he disclaims beneficial ownership, 54,170 shares of Common Stock issuable upon exercise of Public
                  Warrants, 100,000 shares issuable upon exercise of currently exercisable options and
                  40,000 shares of Common Stock issuable upon exercise of certain warrants ("Private
                  Warrants") issued in a private placement in May 1996.  See "Consulting Agreements."

(10)              Includes  15,000  shares of Common Stock owned by The Marilyn and Barry
                  Rubenstein Family  Foundation,  a tax exempt  organization of which Mr.
                  Rubenstein  is a trustee,  and 20,000  shares of Common  Stock owned by
                  Marilyn Rubenstein,  Mr. Rubenstein's  spouse. Mr. Rubenstein disclaims beneficial  ownership  over all of such shares.  Also  includes  94,500 shares of Common Stock (including  40,000 shares issuable upon exercise of Private Warrants)  beneficially  owned by Woodland  Partners,  a New
                  York  general  partnership  of  which  Mr.  Rubenstein  is  a  partner, attributable  to Mr.  Rubenstein as a result of his equity  interest in such  entity.  10,500 of such  shares  represent  Marilyn  Rubenstein's equity  interest  in  such  partnership  and Mr.  Rubenstein  disclaims beneficial  ownership  over such shares.  Also includes 9,000 shares of
                  Common  Stock owned by the  Woodland  Venture  Fund, a New York limited partnership,  of which Mr.  Rubenstein is a general  partner.  5,557 of
                  such  shares  represent  Mr.   Rubenstein's  equity  interest  in  such
                  partnership  and he disclaims  beneficial  ownership over the remaining
                  3,443 shares. Also includes 54,169 shares of Common Stock issuable upon exercise of Public  Warrants and 100,000 shares  issuable upon exercise of currently exercisable options. See "Consulting Agreements."

(11)              Includes 50,000 shares issuable upon exercise of currently exercisable options.  See
                  "1994 Performance Equity Plan," "Other Options and Warrants" and "Certain
                  Relationships and Related Transactions - General."



                                                   4




(12)             Includes  those shares of Common Stock deemed to be included in Messrs.
                 Finkel,  Wasserson,  McCabe,  Kaufman,  Tobin  and  Ptalis'  respective beneficial  ownership  as described in notes 2, 3, 4, 5, 6 and 7 above.
                 Also includes  12,500 shares of Common Stock  issuable upon exercise of currently  exercisable  options held by each of Maria  Bruzzese,  Chief
                 Financial  Officer of the Company,  and Cory Eisner,  Vice President of
                 the  Company.  Also  includes  1,000  shares of Common  Stock and 1,000 shares issuable upon exercise of Public Warrants  beneficially owned by each of Ms. Bruzzese and Mr. Eisner. Also includes (i) 32,382 shares of
                 Common Stock  issuable upon exercise of currently  exercisable  options granted to David Tobin,  General  Counsel and Secretary of the Company,
                 and (ii) 135,000 shares of Common Stock and 10,000 shares issuable upon exercise of  currently  exercisable  options  granted to Joseph  Clark,
                 Executive Vice President of the Company.  Does not include those shares which, as described in notes 3 and 5 above, are not included in Messrs.
                 Wasserson's  and McCabe's  ownership.  Also does not include (i) 12,500 shares  underlying  options  granted  to each of Ms.  Bruzzese  and Mr.
                 Eisner,  6,250 of which  vest in each of  October  1996 and 1997,  (ii)
                 10,000 shares underlying options granted to Mr. Eisner,  5,000 of which vest in October  1996 and 2,500 of which  vest in each of October  1997 and 1998 and (iii) 50,000 shares  underlying  options  granted to David
                 Tobin,  33-1/3% of which vest in each of February 1997,  1998 and 1999.
                 See "Employment Agreements."

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers and persons who beneficially own more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Executive officers, directors and greater-than-ten percent stockholders are required by SEC regulation to furnish the Company with copies of all such reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1995, all filings under Section 16(a) were made as required.


                    PROPOSAL I: ELECTION OF CLASS II AND CLASS III DIRECTORS

         The Board of Directors of the Company is divided into three classes, each of which generally serves for a term of three years. The term of the first class of directors (Class I Directors), currently consisting of Shelly Finkel and Gary Wasserson, will expire at the annual meeting of stockholders to be held in 1997; the term of the second class of directors (Class II Directors), currently consisting of Alan W. Kaufman and Donald L. Ptalis, will expire at the Meeting; and the term of the third class of directors (Class III Directors), currently consisting of John McCabe and Jack N. Tobin will also expire at the Meeting.

          In connection with a certain voting agreement entered into in connection with the acquisition of Global Link Teleco Corporation
("Global Link") described in "Certain Relationships and Related
Transactions - Global Link Acquisition," certain stockholders of the
Company ("GTS Major Stockholders") and certain former stockholder of Global Link ("Global Link Major Stockholders," all of whom are now stockholders of the Company) have the right to designate nominees to the Company's Board of Directors. Messrs. Kaufman and McCabe are designees ("GTS Designees") of the GTS Major Stockholders and Messrs. Ptalis and Tobin are designees ("Global Link Designees") of the Global Link Major Stockholders. Each of the GTS Major Stockholders has agreed to vote all of his shares of Common Stock for the election of each of the Global Link Designees and each of the Global Link Major Stockholders agreed to vote all of his shares of Common Stock for the GTS Designees.

Information Concerning Nominees

         Two persons will be elected at the Meeting to serve as Class II Directors for a term of two years and two persons will be elected at the Meeting to serve as Class III Directors for a term of three years. The Board of Directors of the Company has nominated Alan W. Kaufman and Donald L. Ptalis, the incumbent Class II Directors, and John McCabe and Jack N. Tobin, the incumbent Class III Directors, as candidates for election. Unless otherwise specified in the form of proxy, the proxies solicited by the management will be voted "FOR" the election of these candidates. In case any of these nominees becomes unavailable for election to the Board of Directors, an event which is not anticipated, the persons named as proxies, or their substitutes, shall have full discretion and authority to vote or refrain from voting for any other nominee in accordance with their judgment.

The following information was furnished by the nominees:

                                            Class II Directors

         Alan W. Kaufman has been a director of the Company since November 1994. Since April 1986, Mr. Kaufman has held various positions, including Vice President of Marketing and Vice President of Sales and Marketing, and is currently the Executive Vice President of Sales of Cheyenne Software, Inc. Mr. Kaufman is currently Chairman of the New York Software Alliance, a statewide alliance of three regional software trade associations.

         Donald L. Ptalis has been a director of the Company since March 1996. Since January 1995, Mr. Ptalis has been the President of Masque Sound & Recording Corp., a sound equipment rental company. From June 1993 to December 1995, Mr. Ptalis managed his personal investments. From 1987 to June 1993, Mr. Ptalis was the President and Chief Executive Officer of Desks Inc., an office furniture supply company. From 1984 to 1987, he was the Vice President and General Manager of Lubin Business Interiors, Inc., an office furniture supply company.

                                            Class III Directors

         John P. McCabe has been the President of the Company since the Merger in February 1996 and a director of the Company since October 1995. From October 1995 through February 1996, Mr. McCabe was the Chief Executive Officer of the Company and from March 1995 to October 1995, he was the President of the Company. From June 1987 to March 1995, Mr. McCabe was employed by National Westminster Bank in various capacities, including Senior Vice President of its credit card division (January 1994 through March 1995), Senior Vice President of its business strategies division (July 1991 through December 1993), and Senior Vice President of its processing and custody services division (June 1987 through June 1991). From 1985 to 1987, Mr. McCabe was Vice President of Chemical Bank's information products division.

         Jack N. Tobin has been a director of the Company since March 1996. Since March 1989, Mr. Tobin has been the President of Jack Tobin & Associates, Inc., a marketing, public relations and lobbying firm which he founded. Since November 1982, Mr. Tobin has been a member of the State of Florida House of Representatives. As a member of the House of Representatives, Mr. Tobin has served as the Chairman of the Health and Rehabilitative Services, Science Industry and Technologies and Business and Professional Regulation committees. Since November 1989, Mr. Tobin has chaired the full committee or subcommittee which regulates telecommunications companies operating within the state. From October 1981 to January 1989, Mr. Tobin was the Senior Vice President of Marketing and Public Relations for Commonwealth Savings & Loan Association. Jack Tobin is the father of David Tobin, the General Counsel and Secretary of the Company.

Information Concerning Other Directors and Executive Officers

                                             Class I Directors

         Shelly Finkel has been the Chairman of the Board since April 1993 and was the Chief Executive Officer of the Company from April 1993 through March 1995. Mr. Finkel has been active in the promotional field since June 1965 and has been the President of Shelly Finkel Management, Inc., a New York-based personal management firm, since 1980. In December 1993, Mr. Finkel promoted the Howard Stern New Year's Eve telecast, which had the largest entertainment pay-per-view audience in history. Since late 1980, Mr. Finkel has been involved in boxing management and has managed several world champions including Evander Holyfield and Pernell Whitaker. In 1973, Mr. Finkel, together with a stockholder of the Company, promoted the Watkins Glen concert which attracted approximately 600,000 people.

         Gary J. Wasserson has been the Chief Executive Officer and a director of the Company since March 1996 and has been the President, Chief Executive Officer and Chairman of the Board of Directors of Global Link since its inception in March 1994. From June 1992 to February 1993, Mr. Wasserson was the interim President, consultant and a director of Robin Enterprises Inc., a company organized to rehabilitate, develop, manage and lease residential and commercial properties located in Moscow, Russia. From 1984 to December 1993, Mr. Wasserson was the principal stockholder, Chairman and Chief Executive Officer of Sterling Supply Corporation ("Sterling"), a cleaning supply and equipment distribution company serving the laundry and textile industries. In 1992, Sterling filed a voluntary petition in bankruptcy under Chapter 11 of the Federal Bankruptcy Code.

                                         Other Executive Officers

         Joseph F. Clark has been Executive Vice President of the Company since August 1995, was the Vice President of the Company from its inception in December 1992 through July 1995 and Secretary and was a director of the Company from its inception through February 1996. From January 1989 to September 1992, Mr. Clark was President and owner of Clark-Wertheimer & Associates, a marketing and management firm. Mr. Clark's background includes experience in modems, multiplexers, and audiotext- and videotext-related products and services.

         David S. Tobin has been the General Counsel and Secretary of the Company since March 1996 and General Counsel of Global Link since February 1995. From April 1992 to February 1995, Mr. Tobin was the Assistant General Counsel of Peoples, where he was responsible for acquisitions, general corporate matters and federal securities law compliance. From 1990 to April 1992, Mr. Tobin was an associate of the law firm of Ruden, McClosky, Smith, Schuster and Russell, P.A. David Tobin is the son of Jack Tobin, a director of the Company.

         Maria Bruzzese has been the Chief Financial Officer and Treasurer of the Company since October 1994. From April 1994 to October 1994, Ms. Bruzzese was Chief Financial Officer of CompLink, Ltd., a developer of computer software products primarily for the electronic messaging sector of the office automation market. From 1986 to March 1994, Ms. Bruzzese was employed by KPMG Peat Marwick LLP, an international, full service accounting firm, where she specialized in the information and communications industry and most recently served as a senior manager. Ms. Bruzzese is a certified public accountant and a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

         Cory Eisner has been a Vice President of the Company since October 1994. From 1977 to October 1994, Mr. Eisner was employed by Phone Programs, Inc., a telepromotions agency, most recently as Executive Vice President of Sales. From 1975 to 1977, Mr. Eisner was the director of the sports department for Long Island Weekly, a local area news show owned and broadcasted by Cablevision Systems Corporation.

         Michael Kresky has been the Vice President - Finance of the Company since March 1996 and was the Chief Financial Officer of Global Link from August 1994 until February 1996. From 1983 to August 1994, Mr. Kresky was the Controller of RCM Technologies, Inc., a publicly traded personnel services company. Mr. Kresky is a certified public accountant and a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants.

Board Meetings, Committees and Compensation

         The Board of Directors met once during 1995 and took numerous actions throughout the year through the execution of unanimous written consents.

         On March 14, 1996, the Board of Directors formed an Audit Committee, which is currently composed of Gary J. Wasserson, Alan W. Kaufman and Donald L. Ptalis. The responsibilities of the Audit Committee include, in addition to such other duties as the Board may specify, (i) recommending to the Board the appointment of independent accountants; (ii) reviewing the timing, scope and results of the independent accountants' audit examination and the related fees;
(iii) reviewing periodic comments and recommendations by the Company's independent accountants, and the Company's response thereto; (iv) reviewing the scope and adequacy of internal accounting controls and internal auditing activities; and (v) reviewing and making recommendations to the Board with respect to significant changes in accounting policies and procedures.

         On March 14, 1996, the Board of Director formed a Compensation Committee, which is currently composed of Shelly Finkel, Alan W. Kaufman and Jack N. Tobin. The responsibilities of the Compensation Committee include, in addition to such other duties as the Board may specify, (i) reviewing and recommending to the Board the salaries, compensation and benefits of the executive officers and key employees of the Company, (ii) reviewing any related party transactions on an ongoing basis for potential conflicts of interest and
(iii) administering the Company's stock option plans.

Executive Compensation

         The following table shows the compensation earned during 1995, 1994 and 1993 by Shelly Finkel, Chairman of the Board, John McCabe, President, and Paul Silverstein, a Vice President of the Company during 1995.

                          SUMMARY COMPENSATION TABLE(1)


- ------------------------------------------------------------------------------------------------------------------------
                                                                    Annual                      Long Term
                                                                 Compensation                  Compensation
                                                           -------------------------------------------------------------
                                                                                      Restricted
                                               Fiscal                                    Stock            Options
      Name and principal position               Year              Salary ($)          Awards ($)         (# Shares)

- ------------------------------------------------------------------------------------------------------------------------
Shelly Finkel(2)                                1995                 51,042              ---                10,000(3)
Chairman of the Board                           1994                 23,542              ---                30,000(4)
                                                1993                 20,000              ---                      ---
- ------------------------------------------------------------------------------------------------------------------------
John McCabe(5)                                  1995                121,154              ---               100,000(6)
President                                       1994                   ---               ---                      ---
                                                1993                   ---               ---                      ---
- ------------------------------------------------------------------------------------------------------------------------
Paul Silverstein(7)                             1995                125,000              ---                10,000(3)
Vice President                                  1994                232,500              ---                30,000(4)
                                                1993                 70,000              ---                      ---
- ------------------------------------------------------------------------------------------------------------------------

- -----------------------------------

(1) No other person received aggregate compensation equal to or exceeding $100,000 during 1995, 1994 or 1993. None of Messrs. Finkel, McCabe or Silverstein received noncash compensation benefits having a value exceeding 10% of his cash compensation during 1995, 1994 or 1993.

(2) Mr. Finkel served as the Chief Executive Officer of the Company from April 1994 through March 1995 at which time, Paul Silverstein was appointed as Chief Executive Officer of the Company (in which position Mr. Silverstein served until October 1995), with Mr. Finkel remaining Chairman of the Board. The compensation received by Mr. Finkel during 1994 set forth above represents $21,459 received by him from the Company through December 13, 1994 and $2,083 received from December 14, 1994 through December 31, 1994 under his employment agreement which became effective simultaneously with the effectiveness of the Company's IPO. See "Employment Agreements."

(3) Represents currently exercisable options to purchase 10,000 shares of Common Stock for $5.875 per share granted pursuant to the terms of the Company's 1994 Performance Equity


                                                   8




         Plan which provide for stock option grants for 10,000 shares to be made to each director of the Company on March 31st of each year.  See "1994 Performance Equity Plan."

(4)      Represents currently exercisable options to purchase 30,000 shares of Common Stock for
         $3.33 per share through October 2004.  See "Other Options and Warrants."

(5) Mr. McCabe served as the Chief Executive Officer of the Company from October 1995 through February 1996 (at which time Mr. Wasserson became Chief Executive Officer of the Company) and as President of the Company from March 1995 to October 1995 (and resumed in such office beginning in February 1996 upon consummation of the Global Link Acquisition). See "Certain Relationship and Related Transactions -- Global Link Acquisition."

(6)      Represents currently exercisable options to purchase 33,334 shares of Common Stock and options to purchase 66,666 shares of Common Stock which become exercisable commencing
         March 1997.  The per-share purchase price pursuant to all such options is $5.00.  See
         "Employment Agreements."

(7)      Mr. Silverstein served as President of the Company from its inception through March 1995, at which time he became Chief Executive Officer of the Company, in which capacity he served through October 1995.  Mr. Silverstein most recently served as a Vice President of the
         Company until May 1996.  The compensation received by Mr. Silverstein during 1994 set forth above represents $227,292 received by him from the Company through December 13,
         1994 and $5,208 received from December 14, 1994 through December 31, 1994 under his employment agreement, which became effective simultaneously with the effectiveness of the
         IPO.  See "Employment Agreements."


         The Company cannot determine, without unreasonable effort or expense, the specific amount of certain personal benefits afforded to its employees, or the extent to which benefits are personal rather than business. The Company has concluded that the aggregate amounts of such personal benefits which cannot be specifically or precisely ascertained do not in any event exceed, as to each individual named in the preceding table, the lesser of $50,000 or 10% of the compensation reported in the preceding table for such individual, and that such information set forth in the preceding table is not rendered materially misleading by virtue of the omission of the value of such personal benefits.


                                     AGGREGATE YEAR-END OPTION VALUES

- ------------------------------------------------------------------------------------------------------------------------


                                       Number of unexercised options                Value of unexercised in-the-
                                           at fiscal year-end (#)                     money options at fiscal
                                                                                          year-end ($)(1)
             Name
                               -----------------------------------------------------------------------------------------
                                     Exercisable           Unexercisable         Exercisable          Unexercisable

- ------------------------------------------------------------------------------------------------------------------------
Shelly Finkel                                40,000              0                   86,350                 0
Chairman of the Board
- ------------------------------------------------------------------------------------------------------------------------
John McCabe                                     ---           100,000                  ---                112,500
Presiden
- ------------------------------------------------------------------------------------------------------------------------
Paul Silverstein                             40,000              0                   86,350                 0
Vice President
- ------------------------------------------------------------------------------------------------------------------------

- -----------------------------------



                                                   9





(1) Represents the difference between the aggregate market value at December 31, 1995 of the Common Stock underlying the options (based on a last sale price of $6.125 on that date) and the options' aggregate exercise price.

                                 OPTIONS/SHARES GRANTS IN LAST FISCAL YEAR

- ---------------------------------------------------------------------------------------------------------------
                                         Individual Grants
- ---------------------------------------------------------------------------------------------------------------
                                                      % of Total
                                                    Options/Shares                    Market
                                                      Granted to       Exercise      Price on
                                 Options/Shares      Employees in        Price        Date of     Expiration
Name                              Granted (#)        Fiscal Year       ($/Share)     Grant ($)       Date
- --------------------------------------------------------------------------------------------------------------
Shelly Finkel                   10,000(1)                5.1%            5.875         5.875         2005
Chairman of the Board
- ---------------------------------------------------------------------------------------------------------------
John McCabe                     100,000(2)              51.0%            5.00          5.00          2003
President
- ---------------------------------------------------------------------------------------------------------------
Paul Silverstein                10,000(1)                5.1%            5.00          5.875         2005
Vice President
- ---------------------------------------------------------------------------------------------------------------

- -----------------------------------

(1)      Represents immediately exercisable options to purchase 10,000 shares of Common Stock granted pursuant to the terms of the Company's 1994 Performance Equity Plan which provides for stock option grants for 10,000 shares to be made to each director of the Company on
         March 31st of each year.  See "1994 Performance Equity Plan."

(2)      Represents options granted pursuant to the terms of Mr. McCabe's employment agreement.
         See "Employment Agreements."

Employment Agreements

         The Company has entered into an employment agreement with each of Shelly Finkel, Chairman of the Board, Gary Wasserson, Chief Executive Officer, John McCabe, President, David Tobin, General Counsel and Secretary, and Maria Bruzzese, Chief Financial Officer. Each of Mr. Finkel's and Ms. Bruzzese's employment agreement provides for an initial three-year term, commencing on December 14, 1994. Each of Messrs. Wasserson's and Tobin's employment agreement provides for an initial three-year term, commencing on March 1, 1996. Mr. McCabe's employment agreement provides for an initial three-year term commencing March 1, 1995. Mr. Finkel's employment agreement requires him to devote at least 50% of his business time to the management and operations of the Company and provides for a base annual salary of $50,000 during the first year and $75,000 during the second and third years. Messrs. McCabe's, Wasserson's and Tobin's and Ms. Bruzzese's employment agreements require each such person to devote substantially all of his or her business time to the operations of the Company and provide for base annual salaries of $150,000, $150,000, $140,000 and
$85,000, respectively, during the term of the agreements. Each of Mr. Wasserson's and Tobin's employment agreements provide that if such person's employment is terminated without cause, such person shall receive salary due through the later of February 28, 1999 and one year from the date of termination. All of these officers also may be granted annual bonuses at the discretion of the Board of Directors. Each of the agreements contains a provision prohibiting the employee from competing with the Company during the term of employment and for a period of two years thereafter.

Consultants

         In February 1995, the Company entered into consulting agreements with each of Barry Rubenstein and Eli Oxenhorn, principal stockholders of the Company. Each of Messrs. Rubenstein and Oxenhorn has held senior executive positions with numerous publicly-held companies and has knowledge and expertise in negotiating and consummating mergers and acquisitions and establishing commercial relationships, which abilities the Company believes will be valuable in the pursuit of its strategy of rapid growth. Pursuant to the terms of each consulting agreement, Messrs. Rubenstein and Oxenhorn shall render consulting services for a maximum of eight hours per month for a two-year period through February 1997, with a principal focus on potential mergers, acquisitions and other business combinations and business development activities. Each of Messrs. Rubenstein and Oxenhorn agreed to certain noncompetition provisions and agreed to refer to the Company any opportunity presented to him to acquire or enter into a business relationship with an entity engaged in activities similar to or synergistic with those of the Company, without the receipt of any finder's fee. The Company granted to each of Messrs. Rubenstein and Oxenhorn, in consideration for the specified consulting services, options to purchase 100,000 shares of Common Stock at $4.75 per share (the fair market value of the Common Stock on the date of grant), which options became exercisable in February 1996 and remain exercisable until February 2001.

1994 Performance Equity Plan

         In October 1994, the Board of Directors adopted and the stockholders of the Company approved the 1994 Plan under which an aggregate of 550,000 shares of Common Stock were reserved for issuance upon exercise of options and other stock-based awards granted and which may be granted thereunder. As of the date of this Proxy Statement, options to purchase a total of [514,000] shares of Common Stock are outstanding under the 1994 Plan. On March 14, 1996, the Board of Directors of the Company approved an amendment to the 1994 Plan, pursuant to which the number of shares available under the 1994 Plan will be increased from 550,000 to 1,500,000 shares, upon stockholder approval of such amendment.

         On March 31st of each calendar year during the term of the 1994 Plan, assuming there are enough shares then available for grant under the 1994 Plan, each person who is then a director of the Company is awarded stock options to purchase 10,000 shares of the Company's Common Stock at the fair market value thereof (as determined in accordance with the 1994 Plan), all of which options are immediately exercisable as of the date of grant and have a term of ten years. These are the only awards which may be granted to a director of the Company under the 1994 Plan. The 1994 Plan is administered by the Board of Directors which determines the persons (other than directors) to whom awards will be granted, the number of awards to be granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the 1994 Plan.

         In connection with qualified stock options, the exercise price of each option may not be less than 100% of the fair market value of the Common Stock on the date of grant (or 110% of the fair market value in the case of a grantee holding more than 10% of the outstanding stock of the Company). The aggregate fair market value of shares for which qualified stock options are exercisable for the first time by such employee during any calendar year may not exceed $100,000. Nonqualified stock options granted under the 1994 Plan may be granted at a price determined by the Board of Directors, not to be less than the fair market value of the Common Stock on the date of grant. Generally, options granted to employees are exercisable as to 50% of the shares covered thereby on the first anniversary of the date of grant and 25% of the shares covered thereby on each of the second and third anniversaries of the date of such grant.

         The 1994 Plan also contains certain change in control provisions which could cause options and other awards to become immediately exercisable and restrictions and deferral limitations applicable to other awards to lapse in the event any person, as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including a group as defined in Section 13(d), but excluding certain stockholders of the Company, acquires beneficial ownership of more than 25% of the Company's outstanding shares of Common Stock.

         Options  outstanding  under the 1994 Plan  include  options to purchase
25,000  and  35,000   shares   granted  to  Maria   Bruzzese  and  Cory  Eisner,
respectively, at exercise prices ranging from

$5.00 to $5.75 per share. In addition, pursuant to the terms of the 1994 Plan, the Company granted to each director of the Company, on March 31, 1995, immediately exercisable options to purchase 10,000 shares for $5.875 per share, and on March 31, 1996, immediately exercisable options to purchase 10,000 shares for $5.25 per share. In February 1995, in connection with their
respective   consulting agreements  with  the  Company,   Barry   Rubenstein
and  Eli  Oxenhorn,   each stockholders  of the Company,  each were granted
options under the 1994 Plan to purchase 100,000 shares of Common Stock at an exercise price of $4.75 per share. These options vested in February 1996 and remain exercisable until February 2001. The exercise price of all of the foregoing options is equal to the fair market value of the Common Stock on the date of grant.

Other Options and Warrants

         In October 1994, the Board of Directors granted ten-year options to Shelly Finkel, Paul Silverstein and James Koplik, a stockholder of the Company, to purchase 30,000, 30,000 and 15,000 shares, respectively. All of these options are currently exercisable at a price of $3.33 per share.

         In December 1994, in connection with serving as underwriter of the Company's IPO, the Company issued and sold to the Placement Agent and its designees, for nominal consideration, five-year warrants to purchase up to 150,000 shares of Common Stock at a purchase price of $8.05 per share and/or up to 150,000 Public Warrants at a purchase price of $.161 per Public Warrant, which are exercisable at a price of $4.00 per share.

         In March 1995, in connection with his employment with the Company, John McCabe, the Company's President, was granted options to purchase 100,000 shares of Common Stock at an exercise price of $5.00 per share (the fair market value of the Common Stock on the date of grant). These options vest in three equal annual installments commencing in March 1996 and will remain exercisable for a period of five years from the date of vesting.

         In April 1995, in connection with consulting services rendered to the Company, Eleanor Feffer and Jon Silverman were granted options to purchase 5,000 and 2,500 shares of Common Stock, respectively. These options are currently exercisable at a price of $5.50 per share.

         In April 1995, the Company issued five-year warrants to a designee of the Placement Agent to purchase 50,000 shares of Common Stock at an exercise price of $5.00 per share in consideration of the Placement Agent granting the Company the right of first refusal to pursue any prospective acquisition target in the phone card industry that the Placement Agent identifies prior to February 1998. In October 1995, in further consideration of such right of first refusal, the Company issued five-year warrants to another designee of the Placement Agent to purchase 50,000 shares of Common Stock at an exercise price of $5.00 per share. In January 1996, the Company issued five-year warrants to the Placement Agent to purchase 200,000 shares at an exercise price of $5.125 per share in consideration of consulting services provided and to be provided to the Company.

         In January 1996, the Company entered into a consulting agreement with Payne Financial Group ("Payne"), pursuant to which the Company agreed to grant Payne options to purchase 100,000 shares of Common Stock at an exercise price of $5.50 per share. These options would become exercisable in January 1997 and remain exercisable until January 1999; provided, however, that if the Company terminates the agreement without cause, the options would become immediately exercisable and if the Company terminates the agreement with cause, the options would terminate immediately.

         In February 1996, in connection with their employment with the Company, Messrs. Gary Wasserson and David Tobin, the Company's Chief Executive Officer and General Counsel, respectively, were granted options to purchase 125,000 and 50,000 shares, respectively, at an exercise price of $6.125 per share. These options vest in three equal annual installments commencing in February 1997 and will remain exercisable for a period of five years from the date of vesting.

     In connection with the Private Offering (as defined and described below under Certain Relationships and Related Transactions - General), the Company issued to Whale Securities Co., L.P. ("Whale"), the placement agent and the underwriter of the Company's IPO, an option to purchase up to 60,000 shares of Common Stock and 120,000 warrants (having terms identical to the Public Warrants) in units of one share and two warrants at an exercise price of $5.00 per unit until May 10, 2001.


                             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

         The Company's operations have been funded, in large part, by loans to the Company (the "Loans") made by Shelly Finkel and Shelly Finkel Management, Inc. ("SFM"), a company owned in part by Mr. Finkel. The Loans were made at various times between April 1993 and June 1994 and were payable on a demand basis, bearing interest at 8% per annum.

         In July 1994, the Company consummated a private placement ("Bridge Financing"), pursuant to which it issued $1,000,000 principal amount of Bridge Notes and warrants to purchase 1,000,000 shares of Common Stock. From the proceeds of the Bridge Financing, the Company repaid $75,000 principal amount of the Loans owed to Mr. Finkel and SFM, together with $5,000 interest due and owing on such principal amount, reducing the principal amount of the Loans from $694,723 (the maximum amount which was outstanding at any time), then owing on such date, to $619,723, the repayment of which (together with interest) was extended to the later of July 1995 or one year from the date of the consummation of this offering. Mr. Finkel and SFM agreed to subordinate the repayment of the Loans to the repayment of the Bridge Notes.

         In September 1994, Mr. Finkel and SFM converted all of the principal amount of the Loans and all interest due and owing thereon (the Loans and interest due and owing thereon collectively referred to herein as the "Debt Amount") into shares of Common Stock and Conversion Warrants at the rate of one share of Common Stock and one Conversion Warrant for each $3.00 of Debt Amount converted. Mr. Finkel and SFM converted $136,359 and $513,675 of Debt Amount, respectively, into 45,453 shares of Common Stock and 45,453 Conversion Warrants and 171,225 shares of Common Stock and 171,225 Conversion Warrants, respectively.

         In September 1994, SFM sold 54,169 shares of Common Stock and 54,169 Conversion Warrants for an aggregate purchase price of $162,507 ($3.00 per share and warrant) to Barry Rubenstein and 54,170 shares of Common Stock and 54,170 Conversion Warrants for an aggregate purchase price of $162,510 ($3.00 per share and warrant) to Eli Oxenhorn. Messrs. Rubenstein and Oxenhorn also participated in the Bridge Financing purchasing $200,000 and $225,000 of Notes and 200,000 Bridge Warrants and 225,000 Bridge Warrants, respectively. Mr. Rubenstein's spouse also participated in the Bridge Financing, purchasing $50,000 of Notes and 50,000 Warrants. The remaining 62,886 shares of Common stock and 62,886 Conversion Warrants owned by SFM were sold in September 1994 to Messrs. Finkel and Koplik, the two stockholders of SFM. In October 1994, Mr. Joseph Clark, a director of the Company, contributed 75,000 shares of Common Stock to the Company.

     In February 1995, the Company entered into consulting agreements with each of Barry Rubenstein, and Eli Oxenhorn, principal stockholders of the Company. As the entire consideration for consulting services to be provided thereunder, the Company granted to each of Messrs. Rubenstein and Oxenhorn options to purchase 100,000 shares of Common Stock for $4.75 per share.

         In May 1996, the Company consummated a "best efforts $2,000,000 minimum, $3,000,000 maximum" private placement offering ("Private Offering") in which it sold 30 Units, each Unit consisting of 20,000 shares of Common Stock, $.01 par value ("Common Stock"), and 40,000 Private Warrants, exercisable until December 14, 1999 at an exercise price of $4.00, pursuant to a Placement Agent Agreement, dated as of March 25, 1996, between the Company and Whale. The per Unit sales price was $100,000. Among the purchasers in the Private Offering were a certain entity in which Mr. Rubenstein has an equity interest (one Unit) and Mr. Oxenhorn (one Unit).
Each of Messrs. Rubenstein and Oxenhorn is a principal stockholder of, and consultant to, the Company.

       The principal offices of Global Link are leased from JilJac Realty Company, a general partnership owned by Gary Wasserson and his spouse. The lease is for space of approximately 7,500 square feet and is for a term of five years. The lease provides for an annual rental of $50,400 during 1996, $52,900 during 1997, $55,566 during 1998 and $58,344 during 1999.

         The Company believes that each of the foregoing transactions were on terms no less favorable to the Company as those which could have been obtained from unaffiliated third parties. All future transactions and loans between the Company and its officers, directors and principal stockholders or their affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the then disinterested directors of the Company.

The Global Link Acquisition

         On January 18, 1996, the Company, Link Acquisition Corp., a wholly-owned subsidiary of the Company ("Merger Sub"), and Global Link Teleco Corporation ("Global Link") executed an Agreement And Plan Of Merger (the "Merger Agreement"), pursuant to which Merger Sub was merged (the "Merger") with and into Global Link and Global Link became a wholly-owned subsidiary of the Company. The Merger was consummated on February 29, 1996 (the "Merger Date").

         In connection with the Merger, the Company agreed to issue to the holders of Global Link's common stock (the "Global Link Shares"), upon surrender of such shares, an aggregate of 1,718,318 shares of the Company's Common Stock, based upon an exchange ratio of .64763 shares of Common Stock for each outstanding Global Link Share. Outstanding options and warrants to purchase an aggregate of 145,000 Global Link Shares, as a result of the Merger automatically converted into the right to purchase an aggregate of 109,926 shares of Common Stock at the rate of .75811 shares of Common Stock for each Global Link Share (with an exercise price of 1.32 times the exercise price per Global Link share).

         In addition, in connection with the Merger, the holders of $2,800,000 aggregate principal amount of Global Link's Debentures executed an Amended and Restated Securities Purchase Agreement (the "Securities Purchase Agreement"), pursuant to which such holders consented to the Merger and waived certain rights. The Debentures are due and payable on June 23, 1999 and are secured by a first lien on all assets of Global Link. The Debentures bear interest at 6% per annum, payable on May 30th and November 30th of each year; provided, however, that the 6% per annum interest due on May 30, 1996 and November 30, 1996 was prepaid by Global Link with Global Link shares prior to the Merger. The Debentures are immediately due and payable, at the option of the holders, upon a change in control of Global Link, which is defined as a merger, consolidation or sale of substantially all of the assets of Global Link, as a result of the existing Global Link directors no longer comprising a majority of the members of the board of directors of the surviving entity. The Company has guaranteed the payment of principal and interest owed under the Debentures. The principal amount of the Debentures is convertible at the option of the holders at any time into shares of Common Stock (the "Conversion Shares") at a conversion price of approximately $3.088 per share. The Company may require the conversion of the Debentures if (i) the Company has received aggregate gross proceeds of not less than $5,000,000 from certain private placements or public offerings of its securities; (ii) the Conversion Shares are the subject of an effective registration statement under the Securities and Exchange Act of 1933, as amended (the "Act") or are eligible for sale under an exemption therefrom; (iii) the Common Stock is traded on a national securities exchange or quoted on Nasdaq;
(iv) the price of the Common Stock is at least $3.50; and (v) the lock-up agreements of the holders of the Debentures (as described in the penultimate paragraph of this section) are terminated. Global Link may prepay the Debentures if the Conversion Shares are registered under the Act or an exemption therefrom is available, the

Common Stock is listed on a national securities exchange or quoted on Nasdaq and the lock-up agreements of the holders of the Debentures are terminated.

         Simultaneously with the execution of the Merger Agreement, Global Link executed an agreement (the "Peoples Agreement") with Peoples Telephone Company, Inc. ("Peoples"), pursuant to which, on the Merger Date, Peoples accepted (i) $1,050,000 ($550,000 of which was paid on the Merger Date with the balance of $500,000 plus accrued interest at the rate of 8% per annum payable on June 28, 1996 (the "Second Peoples Payment")) and (ii) 52,805 shares of Common Stock (the "Peoples Shares") in full satisfaction of any and all monies owed by Global Link to Peoples other than $954,630 of the Peoples Accounts Receivable owed by Global Link to Peoples, the payment of which Peoples agreed could be made in four equal quarterly installments commencing in January 1997. The payment to Peoples of the Second Peoples Payment and the Peoples Accounts Receivable were guaranteed by the Company.

         On the Merger Date, the Company entered into an employment agreement ("Employment Agreement"), as described under "Employment Agreements," above, with each of Gary J. Wasserson and David S. Tobin, the Chief Executive Officer and General Counsel, respectively, of Global Link who were appointed the Chief Executive Officer and General Counsel, respectively, of the Company. Additionally, Messrs. Wasserson and Tobin were granted options to purchase 125,000 and 50,000 shares of Common Stock, respectively, as described under "Other Options and Warrants."

         Simultaneously with the execution of the Merger Agreement, the Company on the one hand, the GTS Major Stockholders (i.e.Shelly Finkel, James Koplik, Paul Silverstein and Joseph Clark), who hold an aggregate of
1,533,339 shares of Common Stock, and on the other hand the Global Link Major Stockholders (i.e. Gary J. Wasserson, Jody Frank, Bernard Frank, Edward
Marx,  Joel D.  Hornstein  and members of their respective   immediate
families), who hold an aggregate of 1,090,075 shares of Common Stock, entered into a voting agreement (the "Directors Voting Agreement"), pursuant to which the Company agreed to nominate and use its best efforts to have elected to its Board of Directors and the Board of Directors of three Global Link Designees and four GTS Designees. Each of the GTS Major Stockholders agreed to vote all of his shares of Common Stock for the election of each of the three Global Link Designees and each of the Global Link Major Stockholders agreed to vote all of his shares of Common Stock for the GTS Designees. The term of the Directors Voting Agreement expires on February 28, 1999.

         Pursuant to the Merger Agreement, the Company agreed to register the shares of Common Stock issued in the Merger, as well as the Conversion Shares and the Peoples Shares, by means of a registration statement which the Company is required to use its best efforts to file by June 30, 1996 and have declared effective by September 30, 1996. Notwithstanding the foregoing, each stockholder to be included on such registration statement executed a lock-up agreement prohibiting his sale of such shares for a period of one year after the Merger Date and limiting sales to 25% of his holdings in each three-month period during the second year after the Merger Date. There are certain exceptions to these lock-up agreements which will allow the holders of the Debentures to sell that aggregate number of Conversion Shares equal to the aggregate amount of shares of Common Stock sold by the GTS Major Stockholders during the one-year period immediately following the Merger Date in excess of 160,000 shares of Common Stock.

         Between November 1995 and February 1996, the Company had loaned an aggregate of $487,000 to Global Link, which had been guaranteed by certain holders of Global Link shares, which guaranty was secured by a pledge of such shares. As a result of the Merger, the debt owed by Global Link to the Company was consolidated and the guaranty and pledge were terminated.

      PROPOSAL II: APPROVAL OF AN AMENDMENT TO THE 1994 PERFORMANCE EQUITY
         PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UPON EXERCISE OF
       OPTIONS AND OTHER AWARDS GRANTED OR WHICH MAY BE GRANTED THEREUNDER

         Under the 1994 Plan, which was approved by the Board of Directors and adopted by the stockholders of the Company in October 1994, an aggregate of 550,000 shares of Common Stock are currently reserved for issuance upon exercise of options and other stock-based awards granted and which may be granted thereunder. As of the date of this Proxy Statement, there are outstanding options granted under the 1994 Plan to purchase an aggregate of 514,000 shares of Common Stock. On March 14, 1996, the Board of Directors of the Company approved an amendment to the 1994 Plan, pursuant to which the number of shares available under the 1994 Plan will be increased from 550,000 shares to 1,500,000 shares. Without giving effect to the proposed amendment, there are 36,000 shares currently available for future grant under the 1994 Plan. As a result of the Company's continued planned growth and the recent addition of numerous employees in connection with the recent acquisition of Global Link, the Board believes that the increase in the size of the 1994 Plan is necessary to continue to allow the Company to use stock options to attract and retain employees and consultants of the highest caliber and provide increased incentive for them to continue to promote the well-being of the Company through the grant of options, which acquire value only with an increase in the market value of the Company's Common Stock.

     The Board of Directors recommends voting "FOR" Proposal II.


                                         SUMMARY OF THE 1994 PLAN

         Administration

         The 1994 Plan is administered by the Board or, at its discretion, by the Company's compensation committee. The Board has full authority, subject to the provisions of the 1994 Plan, to award (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Reload Options and/or (vi) other stock-based awards (collectively "Awards"). Subject to the provisions of the 1994 Plan, the Board determines, among other things, the persons to whom from time to time Awards may be granted ("Holders" or "Participants"), the specific type of Awards to be granted (e.g., Stock Option, Restricted Stock), the number of shares subject to each Award, share prices, any restrictions or limitations on such Awards (e.g., the "Deferral Period" in the grant of Deferred Stock and the "Restriction Period" when Restricted Stock is subject to forfeiture), and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to such Awards. The interpretation and construction by the Board of any provisions of, and the determination by the Board of any questions arising under, the 1994 Plan, or any rule or regulation established by the Board pursuant to the 1994 Plan, shall be final, conclusive and binding on all persons interested in the 1994 Plan. Awards under the 1994 Plan are evidenced by agreements between the Company and the Participants.

         Shares Subject to the 1994 Plan

         The 1994 Plan, as amended, authorizes the granting of Awards whose exercise would allow up to an aggregate of 1,500,000 shares of Common Stock to be acquired by the Holders of such Awards. In order to prevent the dilution or enlargement of the rights of Holders under the 1994 Plan, the shares of Common Stock authorized by the 1994 Plan are subject to adjustment by the Board of Directors in the event of a stock dividend, stock split, reverse stock split, merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Company's stock. The shares of Common Stock acquirable pursuant to the Awards will be made available, in whole or in part, from authorized and unissued shares of Common Stock. If any Award granted under the 1994 Plan is forfeited or terminated, the shares of Common Stock that were available pursuant to such Award shall again be available for distribution in connection with Awards subsequently granted under the 1994 Plan.

         Eligibility

         Subject to the provisions of the 1994 Plan, Awards may be granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company and are deemed to have contributed or to have the potential to contribute to the success of the Company. Incentive Stock Options may be awarded only to persons who, at the time of such awards, are employees of the Company or its wholly- or majority-owned subsidiaries ("Subsidiaries").

         Specifically, on March 31st of each year during the term of the 1994 Plan, assuming there are enough shares then available for grant under the 1994 Plan, each person who is then a director of the Company is awarded a stock option to purchase 10,000 shares of the Company's Common Stock at the fair market value thereof (as determined in the accordance with the 1994 Plan), all of which options are immediately exercisable as of the date of grant and have a term of ten years. These are the only Awards which may be granted to a director of the Company under the 1994 Plan.

         Types of Awards

         Options. The 1994 Plan provides both for "Incentive" stock options ("Incentive Options") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for options not qualifying as Incentive Options ("Non-qualified Options"), both of which may be granted with any other stock based award under the 1994 Plan. The Board will determine the exercise price per share of Common Stock purchasable under an Incentive or Non-qualified Option (collectively "Options"). The exercise price of an Incentive Option may not be less than 100% of the fair market value on the last trading day before the date of grant (or, in the case of an Incentive Option granted to a person possessing more than 10% of the total combined voting power of all classes of stock of the Company, not less than 110% of such fair market value). The exercise price of a Non-qualified Option may be less than 100% of the fair market value on the last trading day before the date of the grant. An Incentive Option may only be granted within a 10-year period from the date the 1994 Plan was adopted and approved and may only be exercised within 10 years of the date of the grant (or within 5 years in the case of an Incentive Option granted to a person who, at the time of the grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). Subject to any limitations or conditions the Board may impose, Options may be exercised, in whole or in part, at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice must be accompanied by payment in full of the purchase price, in cash or in the discretion of the Board, in securities of the Company, or any combination thereof.

         Options granted under the 1994 Plan are generally exercisable only by the Holder during his or her lifetime. The Options granted under the 1994 Plan may not be transferred other than by will or by the laws of descent and distribution, except that the Board may in its sole discretion allow a Non-qualified Option to be transferable, subject to compliance with applicable securities laws.

         Generally, if the Holder is an employee, no Incentive Option, or any portion thereof, granted under the 1994 Plan may be exercised by the Holder unless he or she is employed by the Company or a Subsidiary at the time of the exercise and has been so employed continuously from the time the Incentive Option was granted. However, in the event the Holder's employment with the Company is terminated due to disability, the Holder may still exercise his or her Incentive Option for a period of one year (or such other lesser period as the Board may specify at the time of grant) from the date of such termination or until the expiration of the stated term of the Incentive Option, whichever period if shorter. Similarly, should a Holder die while in the employment of the Company or a Subsidiary, his or her legal representative or legatee under his or her will may exercise the decedent Holder's Incentive Option for a period of one year from death (or such other greater or lesser period as the Board specifies at the time of grant) or until the expiration of the stated term of the Incentive Option, whichever is shorter. Further, if the Holder's employment is terminated without cause or due to normal retirement (upon attaining the age of 65), then the portion of any Incentive Option which has vested by the date of such retirement may be exercised for the lesser of three months after retirement or the balance of the Incentive Option's term. The Board is afforded more flexibility with respect to the terms of Non-qualified Options, since such options are not subject to Code requirements.

         Other. The Board may grant Stock Appreciation Rights ("SARs" or singularly "SAR") in conjunction with all or part of any Option granted under the 1994 Plan, or may grant SARs on a free-standing basis. In conjunction with Nonqualified Options, SARs may be granted either at or after the time of the grant of such Nonqualified Options. In conjunction with Incentive Options, SARs may be granted only at the time of the grant of such Incentive Options. An SAR entitles the Holder thereof to receive an amount (payable in cash and/or Common Stock as determined by the Board) equal to the excess fair market value of one share of Common Stock over the SAR price or the exercise price of the related Option, multiplied by the number of shares subject to the SAR. Additionally, the Board may award shares of Restricted Stock, Deferred Stock and other stock-based awards either alone or in addition to, or in tandem with, other Awards granted under the 1994 Plan.

         Stock Reload Options. The Board may grant Stock Reload Options in conjunction with any Option granted under the 1994 Plan. In conjunction with Incentive Options, Stock Reload Options may be granted only at the time of the grant of such Incentive Option. In conjunction with Non- qualified Options, Stock Reload Options may be granted either at or after the time of the grant of such Non-qualified Options. A Stock Reload Option permits a Holder who exercises an Option by delivering already owned stock (i.e., the stock-for-stock method), to receive back from the Company a new Option (at the current market price) for the same number of shares delivered to exercise the Option.

         Acceleration of Award Vesting. Generally, under the 1994 Plan, if (i) any person or entity other than the Company and/or any director, officer or principal stockholder of the Company as of the date the 1994 Plan was adopted acquires securities of the Company (in one or more transactions) having 25% or more of the total voting power of all the Company's securities then outstanding and

(ii) the Board of Directors of the Company does not authorize or otherwise approve such acquisition, then, the vesting periods of any and all Options and other awards granted and outstanding under the 1994 Plan will be accelerated and all such Options and awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all shares of Common Stock subject to such Options and awards on the terms set forth in such Plan and the respective agreements respecting such Options and awards.

         Withholding Taxes

         Upon the exercise of any Award granted under the 1994 Plan, the Holder may be required to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements prior to delivery of any certificate or certificates for shares of Common Stock. Subject to certain stringent limitations under the 1994 Plan and at the discretion of the Board, the Holder may satisfy these requirements by electing to have the Company withhold a portion of the shares to be received upon the exercise of the Award having a value equal to the amount of the withholding tax due under applicable federal, state and local laws.

         Term and Amendments

         Unless terminated by the Board, the 1994 Plan shall continue to remain effective until such time as no further Awards may be granted and all Awards granted under the 1994 Plan are no longer outstanding. The Board may at any time, and from time to time, amend the 1994 Plan, except that no amendment may be made which would impair the rights of any Holder of an existing Option or other Award without such Holder's consent.

Federal Income Tax Consequences

         The following discussion of the federal income tax consequences of participation in the 1994 Plan is only a summary of the general rules applicable to the grant and exercise of Options and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the 1994 Plan. The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

         Incentive Options

         The Participant will recognize no taxable income upon the grant or exercise of an Incentive Option. The Company will not qualify for any deduction in connection with the grant or exercise of Incentive Options. Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to the Participant, the Participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss (as the case may be) if the shares are capital assets. The excess, if any, of the fair market value of the shares on the date of exercise of an Incentive Option over the exercise price will be treated as an item of adjustment for a Participant's taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the Participant.

         If Common Stock acquired upon the exercise of an Incentive Option is disposed of prior to the expiration of the holding periods described above, (i) the Participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for such shares; and (ii) the Company will qualify for a deduction equal to any such amount recognized, subject to the limitation that the compensation be reasonable. In the case of a disposition of shares earlier than two years from the date of the grant or in the same taxable year as the exercise, where the amount realized on the disposition is less than the fair market value of the shares on the date of exercise, there will be no adjustment since the amount treated as an item of adjustment, for alternative minimum tax purposes, is limited to the excess of the amount realized on such disposition over the exercise price, which is the same amount included in regular taxable income.

         Non-qualified Options

         With respect to Non-qualified Options (i) upon grant of the option, the Participant will recognize no income; (ii) upon exercise of the option (if the shares of Common Stock are not subject to a substantial risk of forfeiture), the Participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and the Company will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and (iii) the Company will be required to comply with applicable Federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the Participant. On a disposition of the shares, the Participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. Such gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

         If the shares acquired upon exercise of a Non-qualified Option are subject to a substantial risk of forfeiture, the Participant will recognize ordinary income at the time when the substantial risk of forfeiture is removed, unless such Participant timely files under Code Section 83(b) to elect to be taxed on the receipt of shares, and the Company will qualify for a corresponding deduction at such time. The amount of ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares.

         Stock Appreciation Rights

         Upon the grant of a SAR, the Participant recognizes no taxable income and the Company receives no deduction. The Participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of Common Stock payable upon such exercise.


             PROPOSAL III: APPROVAL OF AN AMENDMENT TO THE COMPANY'S
               CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF
                 SHARES OF COMMON STOCK AUTHORIZED FOR ISSUANCE

         The Board of Directors of the Company has approved an amendment to the Certificate of Incorporation increasing the authorized number of shares of Common Stock from 15,000,000 to 35,000,000 and directing that the amendment be submitted to the vote of stockholders of the Company at the Meeting.

         The authorized capital of the Company under Article Fourth of the Certificate of Incorporation currently is 16,000,000 shares, consisting of 15,000,000 shares of Common Stock, $.01 par value, and 1,000,000 shares of Preferred Stock, without par value. As of June 18, 1996, there were outstanding [5,512,801] shares of Common Stock. Of the authorized and unissued shares of Common Stock, there were reserved ___________ shares for issuance upon exercise of options and warrants.

         The Board of Directors believes that it is desirable to have the additional authorized shares of Common Stock available for possible future financing and acquisition transactions, stock dividends or splits, employee benefit plans and other general corporate purposes. Having such additional authorized shares of Common Stock available for issuance in the future would give the Company greater flexibility and allow such shares to be issued without the expense and delay of a special stockholders' meeting. The additional shares of Common Stock would be available for issuance without further action by the stockholders, unless such action is required by applicable law, rules or regulations. At the date of this Proxy Statement, the Company has no agreements or commitments to issue additional shares of Common Stock or Preferred Stock other than upon exercise of outstanding warrants, options and convertible securities.

         Within the limits imposed by applicable law, authorized and unissued shares of Common Stock and Preferred Stock and shares of Common Stock held in the treasury of the Company could be issued in one or more transactions, or shares of one or more new series of Preferred Stock could be issued with terms, provisions and rights, which would make more difficult and, therefore, less likely a takeover of the Company. Any issuance of additional shares of Common Stock or Preferred Stock could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock.

         If the amendment is authorized, the text of Article Fourth of the Company's Certificate of Incorporation will read in its entirety as follows:

                  "FOURTH The total number of shares which the corporation shall have authority to issue is 36,000,000, which are divided into two classes consisting of (i) 35,000,000 shares of common stock, par value $.01 per share, and (ii) 1,000,000 shares of preferred stock, issuable in series as may be provided from time to time by resolution of the Board of Directors.

         The Board of Directors recommends that you vote "FOR" Proposal III.


                                           INDEPENDENT AUDITORS

KPMG Peat Marwick served as the Company's independent certified public accountants for the ten months ended December 31, 1995. The Board of Directors has selected KPMG Peat Marwick as the Company's independent certified public accountants for the fiscal year ending December 31, 1996.


                                        1996 STOCKHOLDERS PROPOSALS

In order for stockholder proposals for the 1996 Annual Meeting of Stockholders to be eligible for inclusion in the Company's Proxy Statement, they must be received by the Company at its principal office in New York, New York by _______________, 1997.


                                               OTHER MATTERS

The Board of Directors knows of no matter which will be presented for consideration at the Meeting other than the matters referred to in this Proxy Statement. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                          SOLICITATION OF PROXIES

The cost of proxy solicitations will be borne by the Company. In addition to solicitations of proxies by use of the mails, some officers or employees of the Company, without additional remuneration, may solicit proxies personally or by telephone. The Company may also request brokers, dealers, banks and their nominees to solicit proxies from their clients, where appropriate, and may reimburse them for reasonable expenses related thereto. Additional solicitation of proxies may be made by an independent proxy solicitation firm or other entity possessing the facilities to engage in such solicitation. If any independent entity is used for such solicitation, the Company will be required to pay such firm reasonable fees and reimburse expenses incurred by such firm in the rendering of such solicitation services.


                                                 David S. Tobin

                                                 Secretary



Elmont, New York
July 10, 1996



                GLOBAL TELECOMMUNICATION SOLUTIONS, INC. - PROXY
                       Solicited by the Board of Directors
                 for Annual Meeting to be held on August 20, 1996

    The undersigned Stockholder(s) of GLOBAL TELECOMMUNICATION SOLUTIONS, INC., a Delaware corporation ("Company"), hereby appoints Shelly Finkel and Gary Wasserson, or either of them, with full power of substitution and to act without the other, as the agents, attorneys and proxies of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held on August 20, 1996 and at all adjournments thereof. This proxy will be voted in accordance with the instructions given below. If no instructions are given, this proxy will be voted FOR all of the following proposals.

   1.  Election of the following Directors:Alan W. Kaufman and Donald L. Ptalis

                    FOR  |_|                  WITHHELD  |_|

        (INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name in the space provided)


   2.  Approval of the amendment to the Company's 1994 Performance Equity Plan:

                   FOR  |_|          AGAINST  |_|        WITHHELD  |_|


  3.  Approval of the amendment to the Company's Certificate of Incorporation:

                  FOR  |_|          AGAINST  |_|        WITHHELD  |_|


  4. In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

|_|      I plan on attending the Annual Meeting.

                                    Date _____________________________, 1996

                                        ------------------------------
                                                Signature

                                        ------------------------------
                                          Signature if held jointly

                                                  Please sign exactly as name
                                                  appears above. When shares
                                                  are held by joint tenants,
                                                  both should sign. When
                                                  signing as attorney,
                                                  executor, administrator,
                                                  trustee or guardian, please
                                                  give full title as such. If
                                                  a corporation, please
                                                  sign in full corporate name
                                                  by President or other
                                                  authorized officer. If a
                                                  partnership, please
                                                  sign in partnership name by
                                                  authorized person.





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